SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2010

SIONIX CORPORATION

(Exact name of Company as specified in Charter)

Nevada	002-95626-D	87-0428526
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2801 Ocean Park Blvd. Suite 339

Santa Monica, CA 90405

(Address of Principal Executive Offices)

(714) 678-1000

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01

Other Events

On August 18, 2009 Sionix Corporation (the “Company”) filed a Current Report on Form 8-K disclosing that a series of previously filed financial statements, including the financial statements for the 3 month and 6 month periods ended December 31, 2006 and March 31, 2007, would need to be restated and the quarterly reports for those periods amended. Upon further review, the Company has determined that the financial statements for the periods ended December 31, 2006 and March 31, 2007 will not require restating, since the errors causing the restatement had no effect on those quarters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2010

SIONIX CORPORATION

By: /s/ David R. Wells
David R. Wells
President and Chief Financial Officer